UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2012

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	001-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2410, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business And Operations

Item 1.01      Entry into a Material Definitive Agreement

The impact of Checkpoint Systems, Inc.'s restructuring initiatives and on-going economic conditions have the potential to put pressure on its ability to meet its leverage ratio covenants under its existing credit facilities during 2012.  As a proactive measure, the Company pursued amendments (which are more fully described below) with its working capital lenders and term loan lenders to temporarily increase the leverage ratios under such credit facilities through the end of the third fiscal quarter in 2012.

On February 17, 2012, Checkpoint Systems, Inc. (the “Company”) entered into a First
Amendment to Credit Agreement (the “Credit Amendment”), which amended its existing credit agreement among the Company, Checkpoint Manufacturing Japan Co., Ltd., and CP International Systems C.V., as foreign borrowers, certain other domestic and foreign subsidiaries of the Company, as domestic guarantors and foreign guarantors, the various lenders party thereto from time to time, Wells Fargo Bank, National Association, as Administrative Agent, Citizens Bank of Pennsylvania, as Syndication Agent, and Wells Fargo Securities, LLC and Citizens Bank of Pennsylvania, as Joint Lead Arrangers and Joint Bookrunners (the “Credit Agreement”).

The foregoing description of the Credit Amendment is qualified in its entirety by reference to the complete terms of the Credit Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Amended and Restated Credit Agreement with the Lenders, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 22, 2010.

In addition to the Credit Amendment with the Lenders described above, the Company also entered into a First Amendment to its Note Purchase and Private Shelf Agreement (the “Note Purchase Amendment”) with Prudential Investment Management, Inc. (“Prudential”) and certain Prudential affiliates.

The foregoing description of the Note Purchase Amendment is qualified in its entirety by reference to the complete terms of the Note Purchase Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Note Purchase and Private Shelf Agreement with Prudential and its affiliates, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 22, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

      (d) The following exhibits are filed herewith:
Exhibit 10.1
First Amendment to Credit Agreement dated February 17, 2012, among the Company, Checkpoint Manufacturing Japan Co., Ltd., and CP International Systems C.V., as foreign borrowers, certain other domestic and foreign subsidiaries of the Company, as domestic guarantors and foreign guarantors, the various lenders party thereto from time to time, Wells Fargo Bank, National Association, as Administrative Agent, Citizens Bank of Pennsylvania, as Syndication Agent, and Wells Fargo Securities, LLC and Citizens Bank of Pennsylvania, as Joint Lead Arrangers and Joint Bookrunners.

Exhibit 10.2	First Amendment to Note Purchase and Private Shelf with Prudential Investment Management, Inc. (“Prudential”) and certain Prudential affiliates, dated as of February 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: February 23, 2012	By:	/s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title: Senior Vice President and CFO